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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 2, 2004

                           TransTechnology Corporation
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                        1-7872                 95-4062211
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(State or Other Jurisdiction          (Commission             (IRS Employer
      Of Incorporation)               File Number)          Identification No.)

                    700 Liberty Ave, Union, New Jersey 07083
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (908) 688-2440

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
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ITEM 7.01 REGULATION FD DISCLOSURE.

On September 2, 2004, the Registrant issued a press release announcing that it has received agreement from the United States Attorney's office in Newark, New Jersey to discuss a possible resolution of the investigation of the overhaul and repair operations of the Registrant's Breeze-Eastern division. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      Exhibit   Description
      -------   -----------
      99.1      Press Release issued September 2, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSTECHNOLOGY CORPORATION

                                        By:   /s/ Joseph F.  Spanier
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                                              Joseph F. Spanier, Vice President,
                                              Chief Financial Officer and
                                              Treasurer

Date: September 3, 2004

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